Related-Party Transactions	12 Months Ended
Dec. 31, 2021
Related-Party Transactions
Related-Party Transactions

Note 22. Related-Party Transactions

No significant new transactions occurred within the Group’s related parties for the 2021 period.

The table below sets out the compensation awarded to the members of the executive team (including the executive and corporate officers) that was recognized in expenses for the years ended December 31, 2019, 2020 and 2021.

	Year ended
	December 31,
(in thousands of euros)	2019	2020	2021
Short-term benefits	1,366	1,669	1,517
Post-employment benefits	66	77	92
Other long-term benefits	—	—	—
End-of-contract indemnities	—	—	—
Share-based payment	280	259	907
Net total	1,712	2,005	2,516

ISLS Consulting, whose Chairman Jean-Louis Junien was a Company director until May 27, 2019, received €169  thousand for the year ended in December 31, 2019, related to a consulting contract with the Company.